UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) FEBRUARY 10, 2005
                                                       -------------------------



                            PATRICK INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


           INDIANA                         0-3922              35-1057796
----------------------------        -------------------   ----------------------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)       Identification Number)


1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA)           46515
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        (Address of Principal Executive Offices)                (Zip Code)


        Registrant's Telephone Number, including area code (574) 294-7511
                                                          ----------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 10, 2005, Patrick Industries, Inc. issued a press release announcing sales, operating results and net income for the fourth quarter and year ended December 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits

           Exhibit Number    Description
           --------------    -----------

           99.1              Earnings Press Release issued February 10, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PATRICK INDUSTRIES, INC.
                                               ---------------------------------
                                                        (Registrant)

DATE  FEBRUARY 11, 2005                        BY /s/ Andy L. Nemeth
                                                 -------------------------------
                                                     Andy L. Nemeth
                                                     Vice President - Finance
                                                     and Chief Financial Officer